SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): January 23, 2004



                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)




         CALIFORNIA                    0-26430                  95-4181026
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)





              3151 EAST WASHINGTON BOULEVARD
                  LOS ANGELES, CALIFORNIA                       90023
         (Address of Principal Executive Offices)             (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 27, 2004, Tarrant Apparel Group (the "Registrant") announced that it had entered into agreements with certain institutional investors for the purchase of 1,200,000 shares of its common stock at a price of $3.35 per share, for aggregate proceeds to the Registrant of $4,020,000. After payment of placement agent fees and other offering expenses, the Registrant received proceeds of approximately $3,688,000. The Registrant intends to use the proceeds of the financing for general corporate purposes. The securities sold in the offering were registered under the Securities Act of 1933, as amended, pursuant to the Registrant's effective shelf registration statement on Form S-3 (File No. 333-111092).

         Sanders Morris Harris Inc. acted as placement agent in connection with the offering. For their services as placement agent, the Registrant paid Sanders Morris Harris a fee equal to 7%, or $281,400, of the gross proceeds from the offering. The Registrant also reimbursed Sanders Morris Harris for expenses incurred by them in the amount of $7,500. In addition, the Registrant issued to Sanders Morris Harris a warrant to purchase 30,000 shares of our common stock (one share for every forty shares sold in the offering) at an exercise price of $3.35 per share. The warrant is fully vested and exercisable and has a term of five years.

         Copies of the Placement Agent Agreement, form of Subscription Agreement and Common Stock Purchase Warrant are attached to this report as Exhibits 10.128, 10.129 and 10.130, respectively, and are incorporated herein by this reference.

         On January 27, 2004, the Registrant issued a press release announcing the offering. A copy of the press release is attached to this report as Exhibit
99.1 and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER      DESCRIPTION
                  -------     ------------

                  10.128 Placement Agent Agreement dated January 23, 2004 between the Registrant and Sanders Morris Harris Inc.

                  10.129      Form  of   Subscription   Agreement   between  the
                              Registrant and the investor to be identified therein.

                  10.130 Common Stock Purchase Warrant dated January 26, 2004 between the Registrant and Sanders Morris Harris Inc.

                  99.1 Press release dated January 27, 2004 issued by the Registrant.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TARRANT APPAREL GROUP



Date:    January 27, 2004                   By:      /S/ PATRICK CHOW
                                               ---------------------------------
                                                     Patrick Chow
                                                     Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

10.128 Placement Agent Agreement dated January 23, 2004 between the Registrant and Sanders Morris Harris Inc.

10.129 Form of Subscription Agreement between the Registrant and the Purchaser to be identified therein.

10.130 Common Stock Purchase Warrant dated January 26, 2004 between the Registrant and Sanders Morris Harris Inc.

99.1                Press   release   dated  January  27,  2004  issued  by  the
                    Registrant.


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